UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/17/2007

RAYONIER INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6780

North Carolina	13-2607329
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

50 North Laura Street
Jacksonville, Florida
32202
(Address of principal executive offices, including zip code)

904-357-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On September 17, 2007 Rayonier Inc. issued a press release announcing updated guidance for the third quarter and full-year. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press release entitled "Rayonier Increases Earnings Estimates for Third Quarter and Full-Year" issued September 17, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: September 17, 2007	By:	/s/ Hans E. Vanden Noort
Hans E. Vanden Noort
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release entitled "Rayonier Increases Earnings Estimates for Third Quarter and Full-Year."